Exhibit 99.1

Advantage Solutions Names New Chief Financial Officer, Chief Human Resources Officer and Chief Communications Officer

IRVINE, Calif., March 14, 2023 (GLOBE NEWSWIRE) – Advantage Solutions Inc. (NASDAQ: ADV) (“Advantage” or the “Company”), a leading provider of outsourced sales and marketing services to consumer goods manufacturers and retailers, today announced the hires of Chris Growe as chief financial officer, Pamela Morris-Thornton as chief human resources officer and Kelli Hammersmith as chief communications officer, all reporting to Advantage CEO Dave Peacock. Morris-Thornton and Hammersmith will begin their roles March 20. Growe’s appointment is effective March 27. He succeeds Brian Stevens, who will continue to advise the company through July.

Growe joins Advantage with more than 25 years of finance and investment experience, most recently at global wealth management, investment banking and investment advisory company Stifel. As a managing director in the consumer and retail sector, Growe covered food and tobacco stocks and offered guidance to institutional investors. He is the recipient of multiple awards for his work at Stifel, including several Financial Times/StarMine Awards for earnings estimates and stock picking. He has also been honored by The Wall Street Journal with the Best on the Street Survey Award. Prior to Stifel, Growe was an analyst covering food, beverage and tobacco stocks with A.G. Edwards. He spent his early career in marketing at Anheuser-Busch and holds bachelor’s and master’s degrees in business administration from Saint Louis University. As CFO, Growe will lead all aspects of Advantage’s finance organization, including investor relations, accounting, payroll, treasury and tax.

Morris-Thornton brings deep experience across all segments of human resources over the course of her more than 25-year career. She joins Advantage from Panera Bread, where she was most recently vice president and head of diversity, equity and inclusion, overseeing the brand’s inclusion strategy and initiatives and responsible for building an inclusive culture, enhancing employee belonging and increasing the recruitment and promotion of diverse talent. She previously led Panera’s corporate human resources, overseeing talent acquisition, executive recruiting and the HR business partner practice. Morris-Thornton spent her early human resources career at Graybar, where she led health and welfare plans, and at the Missouri Department of Mental Health, where she served as director of human resources. She holds a bachelor’s degree from Southern Illinois University-Edwardsville and a master’s degree in human resources management from Webster University. Morris-Thornton will oversee all aspects of Advantage’s human resources function.

Hammersmith joins Advantage in a newly created role leading the corporate communications team and overseeing all aspects of the corporate narrative including internal, external and executive communications. She was most recently senior vice president and head of global executive and internal communications at Northern Trust where she led internal communications strategy and integrated storytelling, as well as CEO communications and executive engagement. She brings nearly two decades of communications experience to Advantage, including internal and leadership communications at Kohl’s and global people and diversity communications at Molson Coors Beverage Company. Hammersmith was a journalist in her early career, reporting for television stations in Peoria, Illinois, and Milwaukee, where she also served as a bilingual reporter. She is a graduate of Syracuse University’s Newhouse School of Public Communications where she earned a bachelor’s degree in broadcast journalism with minors in Spanish and sociology.

“I’m excited to welcome Chris, Pam and Kelli to our leadership team and I’m looking forward to collaborating with each of them on Advantage’s long-term strategy for growth,” said Advantage Solutions CEO Dave Peacock. “Their wide range of experiences in their fields and strong track records of consistently delivering results will be tremendous assets to Advantage as we work to drive transformation across the company.”

About Advantage Solutions

Advantage Solutions (NASDAQ: ADV) is a leading provider of outsourced sales and marketing solutions to consumer goods companies and retailers. Our data- and technology-driven services — which include headquarter sales, retail merchandising, in-store and online sampling, digital commerce, omnichannel marketing, retail media and others — help brands and retailers of all sizes get products into the hands of consumers, wherever they shop. As a trusted partner and problem solver, we help our clients sell more while spending less. Headquartered in Irvine, California, we have offices throughout North America and strategic investments in select markets throughout Africa, Asia, Australia and Europe through which we serve the global needs of multinational, regional and local manufacturers. For more information, please visit advantagesolutions.net.

Chris Growe Chief Financial Officer
Pamela Morris-Thornton Chief Human Resources Officer

Kelli Hammersmith Chief Communications Officer

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws, including statements about expected leadership and the potential success of the Company’s new leadership team. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact

press@advantagesolutions.net

Investor Relations Contact

Kimberly Esterkin

Addo Investor Relations

investorrelations@advantagesolutions.net

310-829-5400

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